                                                                   Exhibit 10.3
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                                    MERRILL LYNCH
                                       --------
                                       SPECIAL
                                       --------

                                  PROTOTYPE DEFINED

                                  CONTRIBUTION PLAN

                                  ADOPTION AGREEMENT

--------------------------------------------------------------------------------

                                     401(k) PLAN
                                 EMPLOYEE THRIFT PLAN
                                 PROFIT-SHARING PLAN

                            Letter Serial Number: D359287b
                         National Office Letter Date: 6/29/93

This Prototype Plan and Adoption Agreement are important legal instruments with legal and tax implications for which the Sponsor, Merrill Lynch, Pierce, Fenner & Smith, Incorporated, does not assume responsibility. The Employer is urged to consult with its own attorney with regard to the adoption of this Plan and its suitability to its circumstances.

Adoption of Plan

The Employer named below hereby establishes or restates a profit-sharing plan that includes a /X/ 401(k); / / profit-sharing and/or / / thrift plan feature (the "Plan") by adopting the Merrill Lynch Special Prototype Defined Contribution Plan and Trust as modified by the terms and provisions of this Adoption Agreement.

Employer and Plan Information

Employer Name:*                The Children's Place Retail Stores, Inc.

Business Address:              1 Dodge Drive

                               W. Caldwell, NJ  07006

Telephone Number:              (201) 227-8900

Employer Taxpayer ID Number:   31-1241495

Employer Taxable Year ends on: January 31st

Plan Name:                     The Children's Place 401(k) Savings & Investment
                               Plan

Plan Number:                   001

                               401(k)          Profit-             Thrift
                                               Sharing

Effective Date of Adoption
 or Restatement:              01/01/97       ---/---/---         ---/---/---

Original Effective Date:      09/01/90       ---/---/---         ---/---/---

If this Plan is a continuation or an amendment of a prior plan, all optional forms of benefits provided in the prior plan must be provided under this Plan to any Participant who had an account balance, whether or not vested, in the prior plan.

_______________
* If there are any Participating Affiliates in this Plan, list below the proper name of each Participating Affiliate.


                                ARTICLE I.  Definitions

A.   "Compensation"


(1) With respect to each Participant, except as provided below, Compensation shall mean the (select all those applicable for each column):

401(k) and/      Profit
 or Thrift       Sharing

    /X/            / /    (a)  amount reported in the "Wages Tips and Other
                               Compensation" Box on Form W-2 for the applicable period selected in Item 5 below.

    / /            / /    (b)  compensation for Code Section 415 safe-harbor
                               purposes (as defined in Section 3.9.1 (H)(i) of basic plan document #03) for the applicable period selected in Item 5 below.

    / /            / /    (c)  amount reported pursuant to Code Section 3401(a)
                               for the applicable period selected in Item 5 below.

    / /            / /    (d)  all amounts received (under either option (a) or
                               (b) above) for personal services rendered to the Employer but excluding (select one):

                          / /  overtime
                          / /  bonuses
                          / /  commissions
                          / /  amounts in excess of $
                          / /  other (specify) _________.

(2)  Treatment of Elective Contributions (select one):

/X/  (a)  For purposes of contributions, Compensation shall include Elective
          Deferrals and amounts excludable from the gross income of the Employee under Code Section 125, Code Section 402(e)(3), Code Section 402(h) or Code Section 403(b) ("elective contributions").

     (b) For purposes of contributions, Compensation shall not include "elective contributions."

(3)  CODA Compensation (select one):

/X/  (a)  For purposes of the ADP and ACP Tests, Compensation shall include
          "elective contributions."

     (b) For purposes of the ADP and ACP Tests, Compensation shall not include "elective contributions."

(4) With respect to Contributions to an Employer Contributions Account, Compensation shall include all Compensation (select one):

/X/  (a)  during the Plan Year in which the Participant enters the Plan.

/ /  (b)  after the Participant's Entry Date.

(5)  The applicable period for determining Compensation shall be (select one):

/ /  (a)  the Plan Year.

/ /  (b)  the Limitation Year.

/ /  (c)  the consecutive 12-month period ending on _________.

B.   "Disability"

     (1)  Definition

     Disability shall mean a condition which results in the Participant's (select one):

/ / (a) inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than months.

/X/ (b) total and permanent inability to meet the requirements of the Participant's customary employment which can be expected to last for a continuous period of not less than 12 months;

/ /  (c)  qualification for Social Security disability benefits.

/ / (d) qualification for benefits under the Employer's long-term disability plan.

(2)  Contributions Due to Disability (select one):

/X/ (a) No contributions to an Employer Contributions Account will be made on behalf of a Participant due to his or her Disability.

/ / (b) Contributions to an Employer Contributions Account will be made on behalf of a Participant due to his or her Disability provided that: the Employer elected option (a) or (c) above as the definition of Disability, contributions are not made on behalf of a Highly compensa-ted Employee, the contribution is based on the Compensation each such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before his or her Disability, and contributions made on behalf of such Participant will be nonforfeitable when made.

C.   "Early Retirement" is (select one):

     / / (1) not permitted.

     / / (2) permitted if a Participant terminates Employment before Normal
         Retirement Age and has (select one):

          /X/  (a)  attained age 55.
          / /  (b)  attained age ___ and completed ___ Years of Service.
          / / (c) attained age ___ and completed ___ Years of Service as a Participant.

D.   "Eligible Employees" (select one):

     / / (1)   All Employees are eligible to participate in the Plan.

     /X/ (2)   The following Employees are not eligible to participate in the
         Plan (select all those applicable):

         /X/ (a) Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer or a Participating Affiliate and the Employee representatives (not including any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer or Participating Affiliate) in the negotiation of which retirement benefits were the subject of good faith bargaining, unless the bargaining agreement provides for participation in the Plan.

         /X/ (b) non-resident aliens who received no earned income from the Employer or a Participating Affiliate which constitutes income from sources within the United States.

         / /  (c)  Employees of an Affiliate.

         / / (d) Employees employed in or by the following specified division, plant, location, job category or other identifiable individual or group of Employees:

____________.

If item (c) or (d) above is checked, certain employees who are not Eligible Employees shall become Participants under the following circumstances: If, in any calendar quarter, there is no day on which the percentage test described in Internal Revenue Code section 410(b) is met, additional Employees shall become Participants (or, if an Employee previously became a Participant, shall resume participation) as of the beginning of the Plan Year, or if later, the date such Employee would have become a Participant under Article I, Section E, below. Said Employees shall become Participants in order of decreasing length of service beginning with such Employees having the longest service as of the end of such calendar quarter, until the percentage test is met.

E.   "Entry Date"

     Entry Date shall mean (select as applicable):

401(k)
and/or    Profit-
Thrift    Sharing


/ /          / /    (1)  If the initial Plan Year is less than twelve months,
                         the day of ______ and thereafter:

/ /          / /    (2)  the first day of the Plan Year following the date the
                         Employee meets the eligibility requirements. If the Employer elects this option (2) establishing only one
                         Entry Date, the eligibility "age and service" requirements elected in Article II must be no more than age 20-1/2 and 6 months of service.

/ /          / /    (3)  the first day of the month following the date the
                         Employee
                         meets the eligibility requirements.

/ /          / /    (4)  the first day of the Plan Year and the first day of the seventh month of the Plan Year following the date the Employee meets the eligibility requirements.

/X/          / /    (5)  the first day of the Plan Year, the first day of the
                         fourth month of the Plan Year, the first day of the seventh month of the Plan Year, and the first day of the tenth month of the Plan Year following the date the Employee meets the eligibility requirements.

/ /          / /    (6)  other:
                         provided that the Entry Date or Dates selected are no later than any of the options above.

F.   "Hours of Service"

      Hours of Service for the purpose of determining a Participant's Period of Severance and Year of Service shall be determined on the basis of the method specified below:

     (1) Eligibility Service: For purposes of determining whether a Participant has satisfied the eligibility requirements, the following method shall be used (select one):

401(k)
and/or      Profit-
Thrift      Sharing



/ /           / /    (a)  elapsed time method

/X/           / /    (b)  hourly records method

     (2) Vesting Service: A Participant's nonforfeitable interest shall be determined on the basis of the method specified below (select one):

          / /  (a)  elapsed time method
          /X/  (b)  hourly records method
          / / (c) If this item (c) is checked, the Plan only provides for contributions that are always 100% vested and this item (2) will not apply.

     (3) Hourly Records: For the purpose of determining Hours of Service under the hourly record method (select one):

          /X/ (a) only actual hours for which an Employee is paid or entitled to payment shall be counted.

          / / (b) an Employee shall be credited with 45 Hours of Service if such Employee would be credited with at least 1 Hour of Service during the week.

G.   "Integration Level"

      /X/ (1)  This Plan is not integrated with Social Security.

      / / (2)  This Plan is integrated with Social Security.  The Integration
       Level shall be (select one):

           / / (a)  the Taxable Wage Base.
           / / (b) $_______ (a dollar amount less than the Taxable Wage Base). / / (c) ______% of the Taxable Wage Base (not to exceed 100%).
           / / (d)  the greater of $10,000 or 20% of the Taxable Wage Base.

H.   "Limitation Compensation"

For purposes of Code Section 415, Limitation Compensation shall be compensation as determined for purposes of (select one):

           / / (1) Code Section 415 Safe-Harbor as defined in Section 3.9.1(H)(i) of basic plan document #03.

           /X/ (2)  the "Wages, Tips and Other Compensation" Box on Form W-2.

           / / (3)  Code Section 3401(a) Federal Income Tax Withholding.

I.   "Limitation Year"

     For purposes of Code Section 415, the Limitation Year shall be (select one):

     /X/  (1)  the Plan Year.
     / / (2) the twelve consecutive month period ending on the ____ day of the month of ________.

J.   "Net Profits" are (select one):

     /X/  (1)  not necessary for any contribution.

     / /  (2)  necessary for (select all those applicable):

           / / (a)  Profit-Sharing Contributions.
           / / (b)  Matching 401(k) Contributions.
           / / (c)  Matching Thrift Contributions.

K.   "Normal Retirement Age"

     Normal Retirement Age shall be (select one):

     /X/  (1)  attainment of age 65 (not more than 65) by the Participant.

     / / (2) attainment of age ____ (not more than 65) by the Participant or the anniversary (not more than the 5th) of the first day of the Plan Year in which the Eligible Employee became a Participant, whichever is later.

     / / (3) attainment of age ____ (not more than 65) by the Participant or the anniversary (not more than the 5th) of the first day on which the Eligible Employee performed an Hour of Service, whichever is later.

L.   "Participant Directed Assets" are:

401(k)
and/or    Profit-
Thrift    Sharing



/X/        / /   (1)  permitted.

                 (2)  not permitted.

M.   "Plan Year"

      The Plan Year shall end on the 31st day of December.

N.   "Predecessor Service"

      Predecessor service will be credited (select one):

      /X/ (1)  only as required by the Plan.

     / / (2) to include, in addition to the Plan requirements and subject to the limitations set forth below, service with the following predecessor employer(s) determined as if such predecessors were the Employer:

          Service with such predecessor employer applies [select either or both (a) and/or (b); (c) is only available in addition to (a) and/or (b)]:

               / /  (a)  for purposes of eligibility to participate;
               / /  (b)  for purposes of vesting;
               / /  (c)  except for the following service:  _________.

O.   "Valuation Date''

      Valuation Date shall mean (select one for each column, as applicable):

401(k)
and/or      Profit-
Thrift      Sharing

                     (1) the last business day of each month.

                     (2) the last business day of each quarter within the Plan
                         Year.

                     (3) the last business day of each semi-annual period within the Plan Year.

                     (4) the last business day of the Plan Year.

/X/           / /    (5) other:  DAILY.

                              ARTICLE II.  Participation

Participation Requirements

An Eligible Employee must meet the following requirements to become a Participant (select one or more for each column, as applicable):

401(k)
and/or      Profit-
Thrift      Sharing



/ /            / /  (1)  Performance of one Hour of Service.

/ /            / /  (2)  Attainment of age ___ (maximum 20 1/2) and completion of ___ (not more than 1/2) Years of Service.  If this
                         item is selected, no Hours of Service shall be counted.

/X/            / /  (3)  Attainment of age 21 (maximum 21) and completion of 1
                         Year(s) of Service. If more than one Year of Service is selected, the immediate 100% vesting schedule must be selected in Article VII of this Adoption Agreement.

/ /            / /  (4)  Attainment of age ___ (maximum 21) and completion of
                         Years of Service. If more than one Year of Service is selected, the immediate 100% vesting schedule must be selected in Article VII of this Adoption Agreement.


/ /            / /  (5)  Each Employee who is an Eligible Employee on ___ will be deemed to have satisfied the participation requirements on the effective date without regard to such Eligible Employee's actual age and/or service.

              ARTICLE III.  401(k) Contributions and Account Allocation

A.   Elective Deferrals

If selected below, a Participant's Elective Deferrals will be (select all applicable):

     /X/ (1) a dollar amount or a percentage of Compensation, as specified by the Participant on his or her 401(k) Election form, which may not exceed 15% of his or her Compensation.

     / / (2) with respect to bonuses, such dollar amount or percentage as specified by the Participant on his or her 401(k) Election form with respect to such bonus.

B.   Matching 401(k) Contributions

If selected below, the Employer may make Matching 401(k) Contributions for each Plan Year (select one):

     / /  (1)  Discretionary Formula:

          Discretionary Matching 401(k) Contribution equal to such a dollar amount or percentage of Elective Deferrals, as determined by the Employer, which shall be allocated (select one):

     / / (a) based on the ratio of each Participant's Elective Deferral for the Plan Year to the total Elective Deferrals of all Participants for the Plan Year. If inserted, Matching 401(k) Contributions shall be subject to a maximum amount of $_______ for each Participant or ________% of each Participant's Compensation.

     / / (b) in an amount not to exceed _____% of each Participant's first ____% of Compensation contributed as Elective Deferrals for the Plan Year. If any Matching 401(k) Contribution remains, it is allocated to each such Participant in an amount not to ___exceed % of the next ___% of each Participant's Compensation contributed as Elective Deferrals for the Plan Year.

Any remaining Matching 401(k) Contribution shall be allocated to each such Participant in the ratio that such Participant's Elective Deferral for the Plan Year bears to the total Elective Deferrals of all such Participants for the Plan Year. If inserted, Matching 401(k) Contributions shall be subject to a maximum amount of $______ for each Participant or ____% of each Participant's Compensation.

/X/  (2)  Nondiscretionary Formula:

          A nondiscretionary Matching 401(k) Contribution for each Plan Year equal to (select one):

          / / (a) _____% of each Participant's Compensation contributed as Elective Deferrals. If inserted, Matching 401(k) Contributions shall be subject to a maximum amount of $_______ for each Participant or _______% of each Participant's Compensation.

          /X/ (b) 50% of the first 5% of the Participant's Compensation contributed as Elective Deferrals and ___% of the next ___% of the Participant's Compensation contributed as Elective Deferrals. If inserted, Matching 401(k) Contributions shall be subject to a maximum amount of $_____ for each Participant or ____% of each Participant's Compensation.

C.   Participants Eligible for Matching 401(k) Contribution Allocation

     The following Participants shall be eligible for an allocation to their Matching 401(k) Contributions Account (select all those applicable):

     / /    (1)  Any Participant who makes Elective Deferrals.

     / / (2) Any Participant who satisfies those requirements elected by the Employer for an allocation to his or her Employer Contributions Account as provided in Article IV Section C.

     /x/ (3) Solely with respect to a Plan in which Matching 401(k) Contributions are made quarterly (or on any other regular interval that is more frequent than annually) any Participant whose 401(k) Election is in effect throughout such entire quarter (or other interval).

D.   Qualified Matching Contributions

     If selected below, the Employer may make Qualified Matching Contributions for each Plan Year (select all those applicable):

     (1) In its discretion, the Employer may make Qualified Matching Contributions on behalf of (select one):

     / /  (a)  all Participants who make Elective Deferrals in that Plan Year.

     /x/ (b) only those Participants who are Nonhighly Compensated Employees and who make Elective Deferrals for that Plan Year.

     (2) Qualified Matching Contributions will be contributed and allocated to each Participant in an amount equal to:

     / / (a) ___% of the Participant's Compensation contributed as Elective Deferrals. If inserted, Qualified Matching Contributions shall not exceed ___% of the Participant's Compensation.

     /x/ (b) Such an amount, determined by the Employer, which is needed to meet the ACP Test.

     (3) In its discretion, the Employer may elect to designate all or any part of Matching 401(k) Contributions as Qualified Matching Contributions that are taken into account as Elective Deferrals -- included in the ADP Test and excluded from the ACP Test -- on behalf of (select one):

     / /  (a)  all Participants who make Elective Deferrals for that Plan Year.

     /x/ (b) Only Participants who are Nonhighly Compensated Employees who make Elective Deferrals for that Plan Year.

E.   Qualified Nonelective Contributions

     If selected below, the Employer may make Qualified Nonelective Contributions for each Plan Year (select all those applicable):

     (1) In its discretion, the Employer may make Qualified Nonelective Contributions on behalf of (select one):

     / /  (a)  all Eligible Participants.

     /x/  (b)  only Eligible Participants who are Nonhighly Compensated
          Employees.

     (2) Qualified Nonelective Contributions will be contributed and allocated to each Eligible Participant in an amount equal to (select one):

     / / (a) ___% (no more than 15%) of the Compensation of each Eligible Participant eligible to share in the allocation.

     /x/ (b) Such an amount determined by the Employer, which is needed to meet either the ADP Test or ACP Test.

     (3) At the discretion of the Employer, as needed and taken into account as Elective Deferrals included in the ADP Test on behalf of (select one):

     / /  (a)  all Eligible Participants.

     /x/ (b) only those Eligible Participants who are Nonhighly Compensated Employees.

F.   Elective Deferrals used in ACP Test (select one):

     /x/ (1) At the discretion of the Employer, Elective Deferrals may be used to satisfy the ACP Test.

     / /  (2)  Elective Deferrals may not be used to satisfy the ACP Test.

G.   Making and modifying a 401(k) Election

     An Eligible Employee shall be entitled to increase, decrease or resume his or her Elective Deferral percentage with the following frequency during the Plan Year (select one):

     / /  (1)  annually.
     / /  (2)  semi-annually.
     /x/  (3)  quarterly.
     / /  (4)  monthly.
     / /  (5)  other (specify): ______.

     Any such increase, decrease or resumption shall be effective as of the first payroll period coincident with or next following the first day of each period set forth above. A Participant may completely discontinue making Elective Deferrals at any time effective for the payroll period after written notice is provided to the Administrator.


         ARTICLE IV.  Profit-Sharing Contributions and Account Allocation

A.   Profit-Sharing Contributions

     If selected below, the following contributions for each Plan Year will be made:

     Contributions to Employer Contributions Accounts (select one):

     / /  (a)  Such an amount, if any, as determined by the Employer.

     / /  (b)  ___ % of each Participant's Compensation.

B. Allocation of Contributions to Employer Contributions Accounts (select one):

     / /  (1)  Non-Integrated Allocation

          The Employer Contributions Account of each Participant eligible to share in the allocation for a Plan Year shall be credited with a portion of the contribution, plus any forfeitures if forfeitures are reallocated to Participants, equal to the ratio that the Participant's Compensation for the Plan Year bears to the Compensation for that Plan Year of all Participants entitled to share in the contribution.

     / /  (2)  Integrated Allocation

               Contributions to Employer Contributions Accounts with respect to a Plan Year, plus any forfeitures if forfeitures are reallocated to Participants, shall be allocated to the Employer Contributions Account of each eligible Participant as follows:

               (a) First, in the ratio that each such eligible Participant's Compensation for the Plan Year bears to the Compensation for that Plan Year of all eligible Participants but not in excess of 3% of each Participant's Compensation.

               (b) Second, any remaining contributions and forfeitures will be allocated in the ratio that each eligible Participant's Compensation for the Plan Year in excess of the Integration Level bears to all such Participants' excess Compensation for the Plan Year but not in excess of 3%.

               (c) Third, any remaining contributions and forfeitures will be allocated in the ratio that the sum of each Participant's Compensation and Compensation in excess of the Integration Level bears to the sum of all Participants' Compensation and Compensation in excess of the Integration Level, but not in excess of the Maximum Profit-Sharing Disparity Rate (defined below).

               (d) Fourth, any remaining contributions or forfeitures will be allocated in the ratio that each Participant's Compensation for that year bears to all Participants' Compensation for that year.

               The Maximum Profit-Sharing Disparity Rate is equal to the lesser of:

               (a)  2.7% or

               (b) The applicable percentage determined in accordance with the following table:

     If the Integration Level is (as a % of                    the applicable
        the Taxable Wage Base ("TWB")).                        percentage is:

     20% (or $10,000 if greater) or less
                 of the TWB                                         2.7%

     More than 20% (but not less than
         $10,001) but not more
           than 80% of the TWB                                      1.3%

     More than 80% but not less than
            100% of the TWB                                         2.4%

            100% of the TWB                                         2.7%


C.   Participants Eligible for Employer Contribution Allocation

     The following Participants shall be eligible for an allocation to their Employer Contributions Account (select all those applicable):

     / /  (1)  Any Participant who was employed during the Plan Year.

     / / (2) In the case of a Plan using the hourly record method for determining Vesting Service, any Participant who was credited with a Year of Service during the Plan Year.

     / / (3) Any Participant who was employed on the last day of the Plan Year.

     / / (4) Any Participant who was on a leave of absence on the last day of the Plan Year.

     / / (5) Any Participant who during the Plan Year died or became Disabled while an Employee or terminated employment after attaining Normal Retirement Age.

     / / (6) Any Participant who was credited with at least 501 Hours of Service whether or not employed on the last day of the Plan Year.

     / / (7) Any Participant who was credited with at least 1,000 Hours of Service and was employed on the last day of the Plan Year.


                           ARTICLE V.  Thrift Contributions

                           THIS ARTICLE V IS NOT APPLICABLE

A.   Employee Thrift Contributions

     If selected below, Employee Thrift Contributions, which are required for Matching Thrift Contributions, may be made by a Participant in an amount equal to (select one):

     / / (1) A dollar amount or a percentage of the Participant's Compensation which may not be less than ___% nor may not exceed ___% of his or her Compensation.

     / / (2) An amount not less than __ % of and not more __ than % of each Participant's Compensation.

B.   Making and modifying an Employee Thrift Contribution Election

     A Participant shall be entitled to increase, decrease or resume his or her Employee Thrift Contribution percentage with the following frequency during the Plan Year (select one):

          / /  (1)  annually.
          / /  (2)  semi-annually.
          / /  (3)  quarterly.
          / /  (4)  monthly.
          / /  (5)  other (specify):  ________.

     Any such increase, decrease or resumption shall be effective as of the first payroll period coincident with or next following the first day of each period set forth above. A Participant may completely discontinue making Employee Thrift Contributions at any time effective for the payroll period after written notice is provided to the Administrator.

C.   Thrift Matching Contributions

     If selected below, the Employer will make Matching Thrift Contributions for each Plan Year (select one):

     / /  (1)  Discretionary Formula:

               A discretionary Matching Thrift Contribution equal to such a dollar amount or percentage as determined by the Employer, which shall be allocated (select one):

          / / (a) based on the ratio of each Participant's Employee Thrift Contribution for the Plan Year to the total Employee Thrift Contributions of all Participants for the Plan Year. If inserted, Matching Thrift Contributions shall be subject to a maximum amount of $_____ for each Participant or ___ % of each Participant's Compensation.

          / /  (b)  in an amount not to exceed ____% of each Participant's first
                ___% of Compensation contributed as Employee Thrift Contributions for the Plan Year. If any Matching Thrift Contribution remains, it is allocated to each such Participant in an amount not to exceed ____% of the next ___% of each Participant's Compensation contributed as Employee Thrift Contributions for the Plan Year.

          Any remaining Matching Thrift Contribution shall be allocated to each such Participant in the ratio that such Participant's Employee Thrift Contributions for the Plan Year bears to the total Employee Thrift Contributions of all such Participants for the Plan Year. If inserted, Matching Thrift Contributions shall be subject to a maximum amount of $______ for each Participant or ___% of each Participant's Compensation.

     / /  (2)  Nondiscretionary Formula:

          A nondiscretionary Matching Thrift Contribution for each Plan Year equal to (select one):

          / / (a) ___% of each Participant's Compensation contributed as Employee Thrift Contributions. If inserted, Matching Thrift Contributions shall be subject to a maximum amount of $_______ for each Participant or ___% of each Participant's Compensation.

          / / (b) ___% of the first ___% of the Participant's Compensation contributed as Employee Thrift Contributions and ___% of the next ___% of the Participant's Compensation contributed as Employee Thrift Contributions. If inserted, Matching Thrift Contributions shall be subject to a maximum amount of $_______ for each Participant or ___% of each Participant's Compensation.

D.   Qualified Matching Contributions

     If selected below, the Employer may make Qualified Matching Contributions for each Plan Year (select all those applicable):

     (1) In its discretion, the Employer may make Qualified Matching Contributions on behalf of (select one):

          / /  (a)  all Participants who make Employee Thrift Contributions.

          / / (b) only those Participants who are Nonhighly Compensated Employees and who make Employee Thrift Contributions.

     (2) Qualified Matching Contributions will be contributed and allocated to each Participant in an amount equal to:

          / / (a) ___% of the Participant's Employee Thrift Contributions. If inserted, Qualified Matching Contributions shall not exceed ___% of the Participant's Compensation.

          / / (b) such an amount, determined by the Employer, which is needed to meet the ACP Test.


                      ARTICLE VI.  Participant Contributions

Participant Voluntary Nondeductible Contributions

Participant Voluntary Nondeductible Contributions are (select one):

     / /  (a) permitted.
     /x/  (b)  not permitted.


                            ARTICLE VII.  Vesting

A.   Employer Contribution Accounts

(1) A Participant shall have a vested percentage in his or her Profit-Sharing Contributions, Matching 401(k) Contributions and/or Matching Thrift Contributions, if applicable, in accordance with the following schedule (Select one):


Matching 401(k)
and/or Matching
   Thrift           Profit-Sharing
Contributions       Contributions
---------------     --------------

     / /                 / /           (a)  100% vesting immediately upon
                                            participation.

     /x/                 / /           (b)  100% after 5 (not more than 5) years
                                            of Vesting Service.

     / /                 / /           (c)  Graded vesting schedule:

    ____%               ____%          after 1 year of Vesting Service;

    ____%               ____%          after 2 years of Vesting Service;

    ____%               ____%          (not less than 20%) after 3 years
                                       of Vesting Service;

    ____%               ____%          (not less than 40%) after 4 years
                                       of Vesting Service;

    ____%               ____%          (not less than 60%) after 5 years
                                       of Vesting Service;

    ____%               ____%          (not less than 80%) after 6 years
                                       of Vesting Service;

    100% after 7 years of Vesting Service.

     (2)  Top Heavy Plan

Matching 401(k)
and/or Matching
    Thrift          Profit-Sharing
Contributions       Contributions
---------------     --------------
                                       Vesting Schedule (Select one):

     / /                 / /           (a)  100% vesting immediately
                                       upon participation.

     /x/                 / /           (b)  100% after 3 (not more than 3)
                                       years of Vesting Service.

     / /                 / /           (c)  Graded vesting schedule:

    ____%               ____%          after 1 year of Vesting Service;

    ____%               ____%          (not less than 20%) after 2 years
                                       of Vesting Service;

    ____%               ____%          (not less than 40%) after 3 years
                                       of Vesting Service;

    ____%               ____%          (not less than 60%) after 4 years
                                       of Vesting Service;

    ____%               ____%          (not less than 80%) after 5 years
                                       of Vesting Service;

     100% after 6 years of Vesting Service

     Top Heavy Ratio:

     (a) If the adopting Employer maintains or has ever maintained a qualified defined benefit plan, for purposes of establishing present value to compute the top-heavy ratio, any benefit shall be discounted only for mortality and interest based on the following:

                         Interest Rate:  8%
                         Mortality Table:  UP '84

     (b) For purposes of computing the top-heavy ratio, the valuation date shall be the last business day of each Plan Year.

B.   Allocation Of Forfeitures

     Forfeitures shall be (select one from each applicable column):

Matching 401(k)
and/or Matching
   Thrift           Profit-Sharing
Contributions       Contributions
---------------     --------------

     /x/                 / /           (1)  used to reduce Employer
                                       contributions for succeeding Plan Year.

     / /                 / /           (2)  allocated in the succeeding Plan
                                       Year in the ratio which the Compensation of each Participant for the Plan Year bears to the total Compensation of all Participants entitled to share in the Contributions. If the Plan is integrated with Social Security, forfeitures shall be allocated in accordance with the formula elected by the Employer.

C.   Vesting Service

     For purposes of determining Years of Service for Vesting Service [select
     (1) or (2) and/or (3)]:

     / /  (1)  All Years of Service shall be included.

     /x/ (2) Years of Service before the Participant attained age 18 shall be excluded.

     / / (3) Service with the Employer prior to the effective date of the Plan shall be excluded.


                  ARTICLE VIII.  Deferral of Benefit Distributions,
                           In-Service Withdrawals and Loans

A.   Deferral of Benefit Distributions

     401(k) and/     Profit-
     or Thrift       Sharing
     -----------     -------
         / /           / /     If this item is checked, a Participant's vested
benefit in his or her Employer Accounts shall be payable as soon as practicable after the earlier of: (1) the date the Participant terminates Employment due to Disability or (2) the end of the Plan Year in which a terminated Participant attains Early Retirement Age, if applicable, or Normal Retirement Age.

B.   In-Service Distributions

     /x/ (1) In-service distributions may be made from any of the Participant's vested Accounts, at any time upon or after the occurrence of the following events (select all applicable):

          /x/  (a)  a Participant's attainment of age 59-1/2.
          /x/  (b)  due to hardships as defined in Section 5.9 of the Plan.

     / /  (2)  In-service distributions are not permitted.

C.   Loans are:

     401(k) and/     Profit-
     or Thrift       Sharing
     -----------     -------

         /x/           / /     (1)  permitted.

         / /           / /     (2)  not permitted.


                           ARTICLE IX.  Group Trust

/ / If this item is checked, the Employer elects to establish a Group Trust consisting of such Plan assets as shall from time to time be transferred to the Trustee pursuant to Article X of the Plan. The Trust Fund shall be a Group Trust consisting of assets of this Plan plus assets of the following plans of the Employer or of an Affiliate:


                              ARTICLE X.  MISCELLANEOUS

A.   Identification of Sponsor

     The address and telephone number of the Sponsor's authorized representative is 800 Scudders Mill Road, Plainsboro, New Jersey 08536; (609) 282-2272. This authorized representative can answer inquiries regarding the adoption of the Plan, the intended meaning of any Plan provisions, and the effect of the opinion letter.

     The Sponsor will inform the adopting Employer of any amendments made to the Plan or the discontinuance or abandonment of the Plan.

B.   Plan Registration

     1.   Initial Registration

          This Plan must be registered with the Sponsor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, in order to be considered a Prototype Plan by the Sponsor. Registration is required so that the Sponsor is able to provide the Administrator with documents, forms and announcements relating to the administration of the Plan and with Plan amendments and other documents, all of which relate to administering the Plan in accordance with applicable law and maintaining compliance of the Plan with the law.

          The Employer must complete and sign the Adoption Agreement. Upon receipt of the Adoption Agreement, the Plan will be registered as a Prototype Plan of Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Adoption Agreement will be countersigned by an authorized representative and a copy of the countersigned Adoption Agreement will be returned to the Employer.

     2.   Registration Renewal

          Annual registration renewal is required in order for the Employer to continue to receive any and all necessary updating documents. There is an annual registration renewal fee in the amount set forth with the initial registration material. The adopting Employer authorizes Merrill Lynch, Pierce, Fenner & Smith Incorporated, to debit the account established for the Plan for payment of agreed upon annual fee; provided, however, if the assets of an account are invested solely in Participant-Directed Assets, a notice for this annual fee will be sent to the Employer annually. The Sponsor reserves the right to change this fee from time to time and will provide written notice in advance of any change.

C.   Prototype Replacement Plan

     This Adoption Agreement is a replacement prototype plan for the (1) Merrill Lynch Special Prototype Defined Contribution Plan and
     Trust - 401(k) Plan #03-004 and (2) Merrill Lynch Asset Management, Inc., Special Prototype Defined Contribution Plan and Trust - 401(k) Plan Adoption Agreement #03-004.

D.   Reliance

     The adopting Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Code Section 401. In order to obtain reliance, the Employer must apply to the appropriate Key District Director of the Internal Revenue Service for a determination letter with respect to the Plan.

                             EMPLOYER'S SIGNATURE


                                   Name of Employer:   The Children's Place
                                                     -------------------------

                                   By:  --------------------------------------
                                                       Authorized Signature

                                   Seth Udasin
                                   -------------------------
                                          Print Name

                                   Chief Financial Officer
                                   -------------------------
                                             Title

Dated:                       , 19
      -----------------------    --

TO BE COMPLETED BY MERRILL LYNCH:

Sponsor Acceptance:

Subject to the terms and conditions of the Prototype Plan and this Adoption Agreement, this Adoption Agreement is accepted by Merrill Lynch, Pierce, Fenner & Smith Incorporated as the Prototype Sponsor.

Authorized Signature:
                      -------------------------

                             TRUSTEE(S) SIGNATURE

This Trustee Acceptance is to be completed only if the Employer appoints one-or more Trustees and does not appoint a Merrill Lynch Trust Company as Trustee.

The undersigned hereby accept all of the terms, conditions, and obligations of appointment as Trustee under the Plan. If the Employer has elected a Group Trust in this Adoption Agreement, the undersigned Trustee(s) shall be the Trustee(s) of the Group Trust.

                                  AS TRUSTEE:

------------------------------             ------------------------------
       (Signature)                              (print or type name)

------------------------------             ------------------------------
       (Signature)                              (print or type name)

------------------------------             ------------------------------
       (Signature)                              (print or type name)

------------------------------             ------------------------------
       (Signature)                              (print or type name)

Dated:                       , 19
      -----------------------    --

                 THE MERRILL LYNCH TRUST COMPANIES AS TRUSTEE

This Trustee Acceptance and designation of Investment Committee are to be completed only when a Merrill Lynch Trust Company is appointed as Trustee.

To be completed by the Employer:

                      Designation Of Investment Committee

The Investment Committee for the Plan is (print or type names):

Name:     Seth Udasin
          ----------------------

Name:     Steven Balasiano
          ----------------------

Name:     Laurel Anderson
          ----------------------

Name:
          ----------------------


To be completed by Merrill Lynch Trust Company:

                             Acceptance By Trustee:

The undersigned hereby accept all of the terms, conditions, and obligations of appointment as Trustee under the Plan. If the Employer has elected a Group Trust in this Adoption Agreement, the undersigned Trustee(s) shall be the Trustee(s) of the Group Trust.

SEAL                     MERRILL LYNCH TRUST COMPANY   [          ]


                                   By:  -------------------------


Dated:                       , 19
      -----------------------    --

          THE MERRILL LYNCH TRUST COMPANIES AS ONE OF THE TRUSTEES

This Trustee Acceptance is to be completed only if, in addition to a Merrill Lynch Trust Companies as Trustee, the Employer appoints an additional Trustee of a second trust fund.

The undersigned hereby accept all of the terms, conditions, and obligations of appointment as Trustee under the Plan. If the Employer has elected a Group Trust in this Adoption Agreement, the undersigned Trustee(s) shall be the Trustee(s) of the Group Trust.

                                         as TRUSTEE


------------------------------             ------------------------------
       (Signature)                              (print or type name)


Dated:                       , 19
      -----------------------    --

          SEAL           MERRILL LYNCH TRUST COMPANY   [          ]

                         ----------------------------


Dated:                       , 19
      -----------------------    --

                     Designation Of Investment Committee

The Investment Committee for the Plan is (print or type names):

Name:
      ------------------------------------------------------

Name:
      ------------------------------------------------------

Name:
      ------------------------------------------------------

Name:
      ------------------------------------------------------

                            Intellectual Property

Set forth below is a list of all the trademarks and trade names owned by The Children's Place. In the event that you create a new mark or design, it is imperative that we do a trademark and/or copyright search to assure that the mark is available for our use. Using an unauthorized mark can potentially cause the Company unnecessary cost and expense.

1.  Authentic Tiny Sweats & Design

2.  Authentic Tiny Tee & Design

3.  Authentic Tiny Tee

4.  Authentic Tiny Tank & Design

5.  The Place (Trademark/Service Mark)

6.  The Children's Place plus Design

7.  The Children's Place

8.  The Children's Place (in stylized letters)

9.  The Children's Outlet

10. The Children's Outlet (New York)

11. Pure Sweats

12. TP Co.

13. Not So Basic Stuff

14. Rattles

15. The Children's Market

16. The Children's Market (Illinois)

17. Sunshine Stuff

18. Baby Place

19. TCP (stylized) - Jewelry

Pending Application

1.  Simple Sizing

2.  TCP (stylized) - Clothing

3.  TCP (stylized) - backpacks and handbags

4.  The Children's Place Outlet

5.  Place - Clothing

6.  Design of the letter P in a circle - clothing